UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 20, 2006


                                 Dillard's, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-6140                                              71-0388071
----------------------------                        ----------------------------
 (Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)

      1600 Cantrell Road
    Little Rock, Arkansas                                      72201
----------------------------                        ----------------------------
    (Address of Principal                                    (Zip Code)
      Executive Offices)

                                 (501) 376-5200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.
                ------------------------

     On March 20, 2006, the registrant issued a joint press release with GE Consumer Finance and American Express announcing the launch of the Dillard American Express Card under an alliance between GE and American Express. A copy of the press release is furnished as Exhibit 99.


Item 9.01       Financial Statements and Exhibits
                ---------------------------------

       99       Press Release dated March 20, 2006

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DILLARD'S, INC.



DATED: March 21, 2006                           By:     /s/ James I. Freeman
       --------------                              -----------------------------
                                                Name:  James I. Freeman
                                                Title: Senior Vice President &
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

   99                   Press Release dated March 20, 2006.